Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Papiri, President, Secretary and Treasurer of Narayan Capital Corp. (the “Company”), hereby certify to my knowledge that:

(1)
The Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2008  (the “Form 10-Q”)
fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

NARAYAN CAPITAL CORP (Registrant)

DATE: November 6, 2008	By:	/s/ Robert Papiri
Robert Papiri
President, Secretary and Treasurer (Principal Accounting Officer)